UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2023

PATRIOT TRANSPORTATION HOLDING, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	001-36605	47-2482414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 W. FORSYTH STREET, 7TH FLOOR	32202
JACKSONVILLE, FLORIDA	(Zip Code)
(Address of principal executive offices)

(904) 858-9100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PATI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

As previously disclosed, on November 1, 2023, Patriot Transportation Holding, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “merger agreement”) with Blue Horizon Partners, Inc., an Oklahoma corporation (“Parent”) and Blue Horizon Partners Merger Sub, Inc., a Florida corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which, among other things, and subject to the terms and conditions set forth therein, Merger Sub will be merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “merger”). On December 19, 2023, the Company held a special meeting of shareholders (the “special meeting”) to consider certain proposals relating to the merger agreement. Such proposals are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on December 1, 2023.

As of the close of business on November 30, 2023, the record date for the special meeting, there were 3,553,571 shares of the Company’s common stock, par value $0.10 per share (the “Company common stock”) outstanding, each of which was entitled to one vote on each proposal at the special meeting. At the special meeting, a total of 2,835,348 shares of Company common stock, representing approximately 80% of the outstanding shares of Company common stock entitled to vote, were present virtually or represented by proxy, constituting a quorum to conduct business.

Set forth below are the proposals, and the action taken by the Company’s shareholders with respect to each proposal at the special meeting.

Proposal 1. Approval of the Merger Proposal: The Company’s shareholders approved the proposal to adopt the merger agreement. Approval of the merger agreement required the affirmative vote of the shareholders of a majority of the issued and outstanding shares of Company common stock entitled to vote on such matter as of the record date. The voting results for this proposal were as follows:

Votes For	Votes Against	Abstentions
2,833,424	1,724	200

Proposal 2. Approval of the Non-Binding Advisory Compensation Proposal: The Company’s shareholders approved, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger. Approval of this proposal required the affirmative vote of a majority of the votes cast by shareholders present virtually or represented by proxy at the special meeting. The voting results for this proposal were as follows:

Votes For	Votes Against	Abstentions
2,555,764	207,265	72,319

Proposal 3. Approval of the Adjournment Proposal: The proposal to approve the adjournment of the special meeting to a later date or time if necessary or appropriate, was approved, but the adjournment of the special meeting was not necessary as the Company’s shareholders approved the adoption of the merger agreement. Approval of this proposal required the affirmative vote of a majority of the votes cast by shareholders present virtually or represented by proxy at the special meeting. The voting results for this proposal were as follows:

Votes For	Votes Against	Abstentions
2,804,600	28,982	1,766

The merger contemplated by the merger agreement is expected to close on December 21, 2023, subject to customary closing conditions, including a condition that Parent shall have obtained the debt financing necessary to consummate the merger.

Forward Looking Statements

This communication contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, including statements relating to the completion of the merger. These forward-looking statements are generally denoted by the use of words such as “anticipate,” “believe,” “expect,” “intend,” “aim,” “target,” “plan,” “continue,” “estimate,” “project,” “may,” “will,” “should,” and similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. These statements reflect management’s current beliefs and are based on information currently available to management. Forward-looking statements are based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to known and unknown risks and uncertainties and other factors that could cause actual results to differ materially from historical results or those anticipated. These factors include, but are not limited to: (a) the satisfaction of the conditions precedent to the consummation of the merger; (b) uncertainties as to the timing of the merger and the possibility that the merger may not be completed, including uncertainties regarding Parent’s ability to finance the merger; (c) unanticipated difficulties or expenditures relating to the merger; (d) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including, in circumstances which would require the Company to pay a termination fee; (e) legal proceedings, judgments or settlements, including those that may be instituted against the Company, the Company’s Board of Directors, the Company’s executive officers and others following the announcement of the merger; (f) disruptions of current plans and operations caused by the announcement and pendency of the merger; (g) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the merger; (h) potential difficulties in employee retention due to the announcement and pendency of the merger; (i) the response of customers, suppliers, drivers and regulators to the announcement and pendency of the merger; (j) disruptions in the execution of plans, strategies, goals and objectives of management for future operations caused by the merger; (k) changes in accounting standards or tax rates, laws or regulations; (l) economic, market, business or geopolitical conditions (including resulting from the COVID-19 pandemic, inflation, the conflict in Ukraine and related sanctions, or the conflict in the Middle East) or competition, or changes in such conditions, negatively affecting the Company’s business, operations and financial performance; (m) risks that the price of the Company’s common stock may decline significantly if the merger is not completed; (n) the possibility that the Company could, following the merger, engage in operational or other changes that could result in meaningful appreciation in its value; and (o) the possibility that the Company could, at a later date, engage in unspecified transactions, including restructuring efforts, special dividends or the sale of some or all of the Company’s assets to one or more as yet unknown purchasers, which could conceivably produce a higher aggregate value than that available to our shareholders in the merger. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will occur or if any occur, what effect they will have on our results of operations or financial condition.

If the proposed merger is consummated, the Company’s shareholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. Other factors that could impact the Company’s forward-looking statements are identified in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023 which is available online at www.sec.gov. Readers are cautioned not to place undue reliance on the Company’s projections and other forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT TRANSPORTATION HOLDING, INC.
Registrant

Date: December 19, 2023	By:	/s/Matthew C. McNulty
Matthew C. McNulty
Chief Financial Officer